Exhibit 10.20

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Agreement”), dated as of March 19, 2025, is entered into among SANARA MEDTECH INC., a Texas corporation (“Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto and CRG SERVICING LLC, as administrative agent and collateral agent (the “Agent”).

RECITALS

WHEREAS, Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent entered into that certain Term Loan Agreement, dated as of April 17, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, Borrower has requested that the Lenders amend the Term Loan Agreement to provide for certain modifications thereto; and

WHEREAS, the Lenders are, subject to the terms and conditions hereof, willing to amend the Term Loan Agreement to provide for certain modifications thereto.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Interpretation.

(a) All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Term Loan Agreement.

(b) The rules of interpretation set forth in Section 1.03 of the Term Loan Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

2. Amendments to Term Loan Agreement.

(a) The defined term “Commitment Period” as it appears in Section 1.01 of the Term Loan Agreement shall be amended and restated in its entirety as follows:

“Commitment Period” means the period from and including the first date on which all of the conditions precedent set forth in Section 6.01 have been satisfied (or waived by the Lenders) and through and including December 31, 2025.

(b) Section 2.07(b) of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

(b) Mandatory. The Commitments shall be automatically and permanently reduced (i) on the Closing Date, by the amount of the Borrowing made on such date, (ii) on each Borrowing Date for a Borrowing made in accordance with Section 6.02(b), by the amount of each such Borrowing and (iii) on the earlier of (A) the Borrowing Date on which the third subsequent Borrowing under the first additional tranche has been made in accordance with Section 6.02(b) and (B) December 31, 2025, by the sum of (1) $40,000,000 minus (2) the aggregate amount of the Borrowings made in accordance with Section 6.02(b). Additionally, the Commitments shall be automatically and permanently reduced to zero on the date that the Commitment Period shall end. Upon any reduction of the Commitments, the Commitments of each Lender shall be reduced by such Lender’s Proportionate Share of such reduction amount.

(c) Section 6.02(b) of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

(b) First Additional Tranche. Up to three (3) subsequent Borrowings shall be subject to the following conditions precedent:

(i) First Borrowing. The Borrowing on the Closing Date referred to in Section 6.02(a) shall have occurred.

(ii) Borrowing Date. Each such Borrowing shall occur on or prior to December 31, 2025.

(iii) Amount of Borrowings. The aggregate amount of such Borrowings under this Section 6.02(b) shall not exceed $40,000,000, and each such Borrowing shall be in a minimum amount of $5,000,000.

(iv) Financing Fee. Administrative Agent shall have received, for the account of each Lender, the fees payable pursuant to the Fee Letter with respect to each such Borrowing.

3. Conditions Precedent. The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

(a) receipt by the Agent of counterparts of this Agreement duly executed by Borrower, the Subsidiary Guarantors, the Lenders and the Agent; and

(b) the representations and warranties in Section 6(c) shall be true and correct on the date hereof.

4. Expenses. The Obligors agree to reimburse the Agent for all fees, charges and disbursements of the Agent in connection with the preparation, execution and delivery of this Agreement, including the fees, charges and disbursements of Moore & Van Allen PLLC.

5. Reaffirmation. Each of the Obligors acknowledges and reaffirms (a) that it is bound by all of the terms of the Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including, without limitation, the repayment of the Loans. Furthermore, the Obligors acknowledge and confirm (i) that the Lenders have performed fully all of their obligations under the Term Loan Agreement and the other Loan Documents arising on or before the date hereof other than their respective obligations specifically set forth in this Agreement and (ii) that by entering into this Agreement, the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Term Loan Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the Obligations of the Obligors thereunder.

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6. Miscellaneous.

(a) The Term Loan Agreement and the Obligations of the Obligors thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.

(b) Each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its Obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its Obligations under the Term Loan Agreement or the other Loan Documents.

(c) The Obligors represent and warrant to the Agent and the Lenders that:

(i) each Obligor has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii) this Agreement has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting enforceability of creditors’ rights generally and to general principles of equity;

(iii) no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Obligor of this Agreement other than (A) those that have already been obtained and are in full force and effect and (B) those that may be required under any applicable notices under securities laws;

(iv) the representations and warranties of each Obligor contained in Section 7 of the Term Loan Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Change or Material Adverse Effect) on and as of the date hereof, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects (and in all respects if such representation or warranty is already qualified by materiality or reference to Material Adverse Change or Material Adverse Effect) as of such earlier date; and

(v) there has been no Material Adverse Effect since the date of the Term Loan Agreement; and

(vi) no Default or Event of Default under the Term Loan Agreement has occurred and is continuing, and no Default or Event of Default will result after giving effect to this Agreement.

(d) Each of the Obligors hereby affirms the Liens created and granted in the Loan Documents in favor of the Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such Liens and security interests in any manner.

(e) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f) If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

SANARA MEDTECH INC.,

a Texas corporation

By:	/s/ Ronald T. Nixon
Name:	Ronald T. Nixon
Title:	Chief Executive Officer

SANARA MEDTECH INC.

FIRST AMENDMENT TO TERM LOAN AGREEMENT

SUBSIDIARY GUARANTORS:

CELLERATE, LLC,
a Texas limited liability company

By:	/s/ Ronald T. Nixon
Name:	Ronald T. Nixon
Title:	Chief Executive Officer and President

WOUND CARE INNOVATIONS, LLC,
a Nevada limited liability company

By:	/s/ Ronald T. Nixon
Name:	Ronald T. Nixon
Title:	Chief Executive Officer, President and Treasurer

TISSUE HEALTH PLUS, LLC (F/K/A UNITED WOUND AND SKIN SOLUTIONS, LLC),
a Delaware limited liability company

By:	/s/ Ronald T. Nixon
Name:	Ronald T. Nixon
Title:	Chief Executive Officer and President

SANARA CMP LLC (F/K/A SANARA BIOLOGICS, LLC),
a Texas limited liability company

By:	/s/ Ronald T. Nixon
Name:	Ronald T. Nixon
Title:	Chief Executive Officer and President

SCENDIA BIOLOGICS, LLC,
a Delaware limited liability company

By:	/s/ Ronald T. Nixon
Name:	Ronald T. Nixon
Title:	Chief Executive Officer

SANARA MEDTECH INC.

FIRST AMENDMENT TO TERM LOAN AGREEMENT

ROCHAL TECHNOLOGIES, LLC,
a Texas limited liability company

By:	/s/ Ronald T. Nixon
Name:	Ronald T. Nixon
Title:	Chief Executive Officer

SANARA MEDTECH APPLIED TECHNOLOGIES, LLC,
a Texas limited liability company

By:	/s/ Ronald T. Nixon
Name:	Ronald T. Nixon
Title:	Chief Executive Officer

WOUNDERM, LLC,
a Delaware limited liability company

By:	/s/ Ronald T. Nixon
Name:	Ronald T. Nixon
Title:	Chief Executive Officer, President and Treasurer

PRECISION HEALING, LLC,
a Delaware limited liability company

By:	/s/ Michael D. McNeil
Name:	Michael D. McNeil
Title:	Chief Financial Officer

SANARA COLLAGEN PEPTIDES, LLC,
a Delaware limited liability company

By:	/s/ Ronald T. Nixon
Name:	Ronald T. Nixon
Title:	Chief Executive Officer

PIXALERE HEALTHCARE USA, LLC,
a Delaware limited liability company

By:	/s/ Ronald T. Nixon
Name:	Ronald T. Nixon
Title:	President

SANARA MEDTECH INC.

FIRST AMENDMENT TO TERM LOAN AGREEMENT

AGENT:

CRG SERVICING LLC

By:	/s/ Nathan Hukill
Name:	Nathan Hukill
Title:	Authorized Signatory

LENDERS:

CRG PARTNERS V DELAWARE PARALLEL FUND LP

By: CRG PARTNERS V DELAWARE GP LP, its general partner

By: CRG PARTNERS V GP LLC, its general partner

By:	/s/ Nathan Hukill
Name:	Nathan Hukill
Title:	Authorized Signatory

CRG PARTNERS V CAYMAN PARALLEL FUND “C” LP

By: CR GROUP L.P., its investment advisor

By:	/s/ Nathan Hukill
Name:	Nathan Hukill
Title:	Authorized Signatory

SANARA MEDTECH INC.

FIRST AMENDMENT TO TERM LOAN AGREEMENT